Exhibit 10.7.6

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS AMENDMENT (the “Amendment”) is effective January 1, 2012, among GRAYMARK HEALTHCARE, INC., an Oklahoma corporation (“GRMH”), SDC HOLDINGS, LLC, an Oklahoma limited liability company (“SDC”) and APOTHECARYRx, LLC, an Oklahoma limited liability company (“ARx” together with GRMH and SDC, jointly and severally the “Borrowers” and each a “Borrower”), OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company (“OCH”), ROY T. OLIVER, an individual (“Oliver”), STANTON M. NELSON, an individual (“Nelson”), ROY T. OLIVER, as Trustee of the Roy T. Oliver Revocable Trust dated June 15, 2004 (the “Trust”), KEVIN LEWIS, an individual (“Lewis”) ROGER ELY, an individual (“Ely”), and LEWIS P. ZEIDNER, an individual (“Zeidner” and together with OCH, Oliver, Nelson, Trust, Lewis and Ely, the “Guarantors”) and ARVEST BANK, an Arkansas banking corporation (the “Bank”).

W I T N E S S E T H

WHEREAS, the Bank, the Borrowers and the Guarantors are all of the parties to the Amended and Restated Loan Agreement dated December 17, 2010, as amended (the “Loan Agreement”);

WHEREAS the Borrowers and the Guarantors have requested that the Bank amend the Loan Agreement in connection with certain of the covenants contained in the Loan Agreement; and

WHEREAS, the Bank has agreed to amend the Loan Agreement on the terms and conditions set forth in this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Except as otherwise defined in this Amendment, capitalized terms used in this Amendment will have the same definition in this Amendment as those terms are defined in the Loan Agreement.

2. Amendment to Paragraph 10.11. Paragraph 10.11 of the Loan Agreement is hereby deleted and the following inserted in its place:

10.11.	Debt Service Coverage Ratio. Commencing with the Quarter beginning January 1, 2013, and thereafter during the term of the Loan, based on the latest four rolling quarters, the Borrowers will continuously maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.

3. New Paragraphs 9.13 & 9.14. The following provisions are hereby inserted into the Loan Agreement immediately after paragraph 9.12:

9.13.	Minimum Liquidity. Beginning on April 1, 2012, and continuing through June 4, 2012, inclusive, the Borrowers must have $1,750,000.00 cash on hand, and beginning on June 5, 2012 and ending on June 30, 2012, inclusive, the Borrowers must have $2,500,000.00 cash on hand prior to making the prepayments set forth in Section 9.14.

9.14.	Required Prepayments. On June 30, 2012, the Borrowers must: (a) pay or cause to be paid to the Bank in immediately available funds the aggregate of all payments of principal that would otherwise become due under the Loan Documents between that date and December 31, 2012, to be immediately applied to the indebtedness of the Borrowers owed to the Bank in accordance with the Loan Documents; and (b) deposit or cause to be deposited in a special account maintained with the Bank (the “Required Prepayment Account”) the aggregate of all interest payments that would otherwise become due under the Loan Documents between that date and December 31, 2012, to be applied by the Bank to on the dates such interest payments become due, except that after Default the Bank may immediately apply such funds to the Borrowers’ indebtedness to the Bank in the Bank’s sole and absolute discretion. The Required Prepayment Account will be a restricted account and except for the deposits required under the Loan Documents, the Borrower will not be entitled to make any deposit to or withdrawal from the Required Prepayment Account. The Borrower hereby grants the Bank a security interest in the Required Prepayment Account and agrees to execute and deliver a security agreement in form and substance satisfactory to the Bank evidencing such security interest.

9.15.	Positive EBITDA. Beginning on September 30, 2012, and on the last day of each quarter thereafter, the Borrower’s EBITDA must be positive for the immediately prior quarter. “EBITDA” for any period means the net income for that period: (a) plus the following for such period to the extent deducted in calculating such net income, without duplication: (i) interest expense, (ii) all income tax expense; (iii) depreciation and amortization expense; and (iv) non-cash charges constituting intangible impairment charges, equity compensation and fixed asset impairment charges; (b) but, and in all cases, excluding from the calculation of EBITDA: (i) any extraordinary items (as determined in accordance with GAAP); and (ii) one-time or non-recurring gains or losses associated with the sale or disposition of any business, asset, contract or lease.

4. Borrower’s Actions. On execution and delivery of this Amendment, the Borrowers will pay or cause to be paid to the Bank in immediately available funds: (a) a non-refundable fee in in the amount of $45,996.12; and (b) an amount equal to the payments on principal and interest required under the Loan Documents between January 1, 2012, and June 30, 2012, that have not already been paid to the Bank, to be held by the bank in the Restricted Payment Account and applied to such principal and interest payments as they become due, except that after Default, the Bank may immediately apply such funds to the Borrowers’ indebtedness to the Bank in the Bank’s sole and absolute discretion.

5. Supersession. Except as specifically amended by this Amendment, the Loan Agreement and the other Loan Documents remain in full force and effect.

[Signature Pages Follow]

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

BANK: ARVEST BANK, an Arkansas banking corporation

By:	/s/ Glen Musgrove
Glen Musgrove, Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

BORROWER: GRAYMARK HEALTHCARE, INC., an Oklahoma corporation

By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER: APOTHECARYRX LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

BORROWER: SDC HOLDINGS, LLC, an Oklahoma limited liability company

By:	Graymark Healthcare, Inc., an Oklahoma corporation, its Manager

	By:	/s/ Stanton M. Nelson
Stanton M. Nelson, CEO

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR: OLIVER COMPANY HOLDINGS, LLC, an Oklahoma limited liability company

By:	/s/ Roy T. Oliver
Roy T. Oliver, Manager

GUARANTOR: /s/ ROY R. OLIVER
ROY R. OLIVER, individually

GUARANTOR: /s/ ROY T. OLIVER
ROY T. OLIVER, Trustee of the Roy T. Oliver Revocable Trust, u/t/a dated June 15, 2004

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR:

/s/ STANTON M. NELSON
STANTON M. NELSON, individually

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR:

KEVIN LEWIS, individually

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR:

ROGER ELY, individually

SIGNATURE PAGE TO FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Agreement effective the date first above written.

GUARANTOR:

LEWIS P. ZEIDNER, individually